FAT BRANDS

FRESH. AUTHENTIC. TASTY.

# Earnings Supplement
# Q1 2021

**May 11, 2021**

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE BONANZA STEAKHOUSE | YALLA mediterranean | Johnny Rockets


FATBURGER
ELEVATION
THE ORIGINAL HAMBURGER
Johnny ROCKETS

# LEGAL DISCLAIMER

This Earnings Supplement of FAT Brands Inc. (“we”, “our” or the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, our ability to source and conduct future accretive acquisitions, our ability to execute and integrate high-growth and synergistic acquisitions, and our ability to sustain the ongoing recovery in system-wide sales from the COVID-19 pandemic. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast,” and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Earnings Supplement.

# Q1 2021

# HIGHLIGHTS


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

# Q1 2021 HIGHLIGHTS



**35.3% Sales Growth[2]**
**Q1 2021 v Q1 2020**
System-Wide



**7.8% SSS Growth[1]**
**Q1 2021 v Q1 2020**
System-Wide



**$114.4m**
**System-Wide Sales[2]**



**5 New Store Openings in Q1 2021[3]**



**$6.6m Total Revenue**



**$1.1m Adj. EBITDA[4]**

1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

# Q1 2021 SALES IMPROVEMENTS[1 2]

## System-wide sales and same-store sales continued to steadily progress in Q1 2021 across brands as sales rebound from further easing of COVID-19 restrictions and expansion of vaccines

### Sales by Quarter



$84.9m
(10.4%)
$47.7m
(30.1%)
$73.2m
(13.2%)
$106.9m
(9.4%)
$114.4m
7.8%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
System-Wide Sales
YoY SSS Growth

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
2. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

# AVERAGE WEEKLY SALES IMPROVEMENTS

**Average weekly sales have shown sustained improvement during the first four months of 2021, growing 5.0% in April 2021 compared to March 2021**



Average Weekly Sales
$8,712
$11,453
$14,055
$14,779
$15,722
$15,757
$15,715
$14,872
$14,405
$15,569
$15,351
$18,056
$18,961
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21

# 2021

# FINANCING HIGHLIGHTS



FAT BRANDS

FRESH. AUTHENTIC. TASTY.

# WHOLE BUSINESS SECURITIZATION UPDATE

**On April 26, 2021, the Company completed third successful whole business securitization with the closing of $144.5m Series 2021-1 Fixed Rate Asset-Backed Notes**

***Significantly reduces cost of capital from two previously issued 2020 securitizations***

***Creates significant excess available capital for future acquisitions and general working capital***

***Priced with weighted average fixed interest rate of 5.92% p.a. compared to 8.75% for the 2020 transactions***

# APPENDIX


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FAT BRANDS
FRESH. AUTHENTIC. TASTY.

# DEFINITIONS

**"EBITDA," a non-GAAP measure,** defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

**"Adjusted EBITDA," a non-GAAP measure,** defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

**"Same-store sales" or "SSS" a non-GAAP measure,** reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

**"System-wide sales," a non-GAAP measure,** reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

# CONSOLIDATED STATEMENT OF OPERATIONS

**FAT Brands Inc. Consolidated Statement of Operations**

| | 13 weeks ended | |
|---|---|---|
| **(in thousands)** | **March 28, 2021** | **March 29, 2020** |
| Revenues | | |
| Royalties | $ 4,898 | $ 3,309 |
| Franchise fees | 540 | 175 |
| Advertising fees | 1,188 | 931 |
| Other operating income | 23 | 8 |
| Total revenues | 6,649 | 4,423 |
| | | |
| Costs and expenses | | |
| General and administrative expenses | 4,926 | 3,531 |
| Refranchising loss | 427 | 539 |
| Advertising fees | 1,192 | 931 |
| Total costs and expenses | 6,545 | 5,001 |
| | | |
| Income (loss) from operations | 104 | (578) |
| | | |
| Other expense, net | | |
| Interest expense, net | (2,748) | (2,074) |
| Other income (expense), net | 83 | (16) |
| Other expense, net | (2,665) | (2,090) |
| | | |
| Loss before income tax benefit | (2,561) | (2,668) |
| | | |
| Income tax benefit | (129) | (298) |
| | | |
| Net loss | $ (2,432) | $ (2,370) |
| Basic and Diluted Loss per Share | $ (0.20) | $ (0.20) |

Does not include effects of April 2021 Whole Business Securitization

# CONSOLIDATED BALANCE SHEET SUMMARY

**FAT Brands Inc. Consolidated Balance Sheet as of March 28, 2021**

| | | As of March 28, 2021 |
|---|---|---|
| **(in thousands)** | | |
| Cash and restricted cash | $ | 4,915 |
| Total assets | $ | 118,093 |
| Total liabilities | $ | 163,669 |
| Total stockholders' equity | $ | (45,576) |

Does not include effects of April 2021 Whole Business Securitization

# CONSOLIDATED EBITDA & ADJUSTED EBITDA RECONCILIATION

**FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation**

| | 13 weeks ended | |
|---|---|---|
| | **March 28, 2021** | **March 29, 2020** |
| **(in thousands)** | | |
| Net loss | $ (2,432) | $ (2,370) |
| Interest expense, net | 2,748 | 2,074 |
| Income tax benefit | (129) | (298) |
| Depreciation and amortization expense | 398 | 232 |
| EBITDA | 585 | (362) |
| Stock based compensation expenses | 37 | 15 |
| Non-cash lease expenses (1) | 41 | 41 |
| Acquisition costs | 15 | 50 |
| Refranchising loss | 427 | 539 |
| Adjusted EBITDA | $ 1,105 | $ 283 |

(1) Includes non-cash lease expense costs related to new lease accounting standards

Does not include effects of April 2021 Whole Business Securitization

# CONTACT

**INVESTOR RELATIONS:**

**ICR**
*LYNNE COLLIER*
*IR-FATBRANDS@ICRINC.COM*
*646-430-2216*

**MEDIA RELATIONS:**

**JCONNELLY**
*ERIN MANDZIK*
*EMANDZIK@JCONNELLY.COM*
*862-246-9911*

FAT BRANDS
FRESH. AUTHENTIC. TASTY.